EXHIBIT 99.2

4Q’02 Conference Call11:00
AM ET, Today, 2/7/2003

Dial 800-547-9328 for Q&A

 Webcast:                           www.homeproperties.com,   in   the   "Investors"   section   under   "Financial
                                    Information"

 Question & Answer:                 You will need to press the  number  one  followed  by the  number  four on your touchtone  phone to be placed in the queue to ask a question.  If you're  using a  speakerphone,  please pick up the handset  before  pressing the numbers.  No password is required.

 Enclosed are the following supplemental reports:
1.       Property-by-Property Breakdown of Operating Results
2.       Occupancy Comparison by Regions
3.       Resident Statistics
4.       Same-Store Operating Expense Detail
5.       Breakdown of "Other Income"
6.       Summary of Recent Acquisitions
7.       Summary of Recent Sales
8.       Breakdown of Owned Units by Market
9.       Debt Summary Schedule
10.      Net Asset Value Calculation
11.      Capital Expenditure Summary
12.      2003 Earnings Guidance

 Audio Replay:                      800-633-8284 or 402-977-9140
 Audio Replay Passcode:             21106007

Please call our office at 585-546-4900 if there is any additional information that we can provide.

DPG:yjw

Enclosures

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                    FOURTH QUARTER 2002                                 Q4 '02 versus Q4 '01
                                                                                                        % Growth
                                            # of         Date         Q4 '02     Q4 '02    Year Ago        Rental       Rental      NOI         Qtr '02%
                                           Apts.         Acqu.       Rent/Mo.    Occup.     Occup.          Rates        Revs.    w/ G&A      % NOI w/ G&A    #Units

Hudson Valley Region
  Carriage Hill                              140       7/17/1996      $ 1,097    96.4%       97.6%          10.5%        9.2%      0.5%
  Cornwall Park                               75       7/17/1996      $ 1,597    95.8%       96.5%          9.9%         9.2%      1.9%
  Lakeshore Villas                           152       7/17/1996       $ 923     97.8%       97.8%          10.0%        10.0%     3.4%
  Patricia                                   100       7/7/1998       $ 1,172    99.0%       92.5%          6.3%         13.6%     10.1%
  Sherwood Consolidation                     224      10/11/2002       $ 804     95.7%        n/a            n/a          n/a       n/a
  Sunset Gardens                             217       7/17/1996       $ 789     97.5%       93.5%          6.2%         10.7%     14.3%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Hudson Valley Region                 908                         $1,026  97.3%       95.6%          8.5%         10.4%     6.1%           2.1%         2.2%

Baltimore Region
  Bonnie Ridge                            966          7/1/1999        $ 960     93.5%       93.0%          4.6%         5.2%      2.5%
  Canterbury Apartments                   618          7/16/1999       $ 747     95.6%       95.5%          6.7%         6.7%      0.9%
  Carriage House                          50           4/30/1998       $ 621     86.4%       87.5%          2.3%         1.0%     -19.6%
  Country Village                         344          4/30/1998       $ 744     91.2%       87.4%          0.1%         4.5%      5.4%
  Falcon Crest                            396          7/16/1999       $ 804     94.2%       91.6%          3.4%         6.3%      9.1%
  Fenland Field                           234          8/1/2001        $ 927     94.5%       96.6%          10.2%        7.8%      -3.4%
  Gateway Village                         132          7/16/1999      $ 1,015    94.9%       92.0%          8.5%         11.9%     11.5%
  Mill Towne Village Apts                 384          5/31/2001       $ 695     89.8%       88.0%          14.1%        16.5%     28.5%
  Morningside Heights                     1,050        4/30/1998       $ 744     88.9%       91.8%          6.7%         3.4%      -1.0%
  Owings Run                              504          7/16/1999       $ 963     90.6%       90.3%          0.5%         0.8%      -5.3%
  Selford Townhomes                       102          7/16/1999      $ 1,024    94.5%       91.8%          3.7%         6.7%      8.1%
  Shakespeare Park                        82           7/16/1999       $ 610     98.4%       99.8%          -0.6%        -2.0%    -21.9%
  Timbercroft Townhomes                   284          7/16/1999       $ 660     98.7%       99.1%          2.1%         1.7%     -13.2%
  Village Square Townhomes                370          7/16/1999       $ 890     96.7%       97.3%          9.8%         9.1%      9.2%
  Woodholme Manor                         176          3/31/2001       $ 613     92.6%       95.1%          8.5%         5.6%      0.5%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Baltimore Region                  5,692                            $818  92.9%       92.8%          5.5%         5.6%      2.0%          14.4%         13.6%

Boston Region:
  Gardencrest                                696       6/28/2002      $ 1,086    95.2%        n/a            n/a          n/a       n/a
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Boston Region                        696                         $1,086  95.2%        n/a            n/a          n/a       n/a           2.5%         1.7%

Buffalo, NY Region:
  Emerson Square                              96      10/15/1997       $ 634     96.5%       98.2%          4.7%         2.8%     -13.4%
  Idylwood                                   720       1/1/1995        $ 651     88.0%       91.9%          3.2%         -1.2%    -13.9%
  Paradise Lane                              324      10/15/1997       $ 675     88.0%       96.0%          4.8%         -3.9%    -24.8%
  Raintree Island                            504       8/4/1994        $ 699     89.5%       97.3%          5.3%         -3.2%    -24.5%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Buffalo Region                      1,644                          $669  88.9%       94.8%          4.3%         -2.1%    -19.7%          2.1%         3.9%

Connecticut Region
  Apple Hill                              498          3/27/1998      $ 1,009    94.1%       92.0%          6.1%         8.6%      3.9%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Connecticut Region                498                            $1,009  94.1%       92.0%          6.1%         8.6%      3.9%           1.5%         1.2%

Washington DC Region
  Braddock Lee                            254          3/16/1998      $ 1,055    95.2%       93.7%          5.0%         6.7%      3.2%
  Brittany Place                          591          8/22/2002       $ 936     97.3%        n/a            n/a          n/a       n/a
  Cider Mill                              864          9/27/2002       $ 997     90.3%        n/a            n/a          n/a       n/a
  East Meadow                             150          8/1/2000       $ 1,158    88.6%       91.9%          -8.4%       -11.6%    -26.8%
  Elmwood Terrace                         504          6/30/2000       $ 772     91.4%       90.4%          5.1%         6.2%      5.7%
  Orleans Village                         851         11/16/2000      $ 1,155    89.5%       92.3%          5.4%         2.2%      -8.2%
  Park Shirlington                        294          3/16/1998      $ 1,101    93.9%       97.8%          6.7%         2.5%      -5.4%
  Pavilion Apartments                     432          7/1/1999       $ 1,335    92.8%       88.9%          4.9%         9.5%      2.9%
  Seminary Hill                           296          7/1/1999       $ 1,107    89.5%       94.1%          5.4%         0.3%      -3.8%
  Seminary Towers                         548          7/1/1999       $ 1,102    91.2%       92.7%          3.4%         1.8%      -3.8%
  Tamarron Apartments                     132          7/16/1999      $ 1,031    97.1%       97.4%          6.6%         6.3%      6.1%
  The Manor - MD                          435          8/31/2001      $ 1,072    97.1%       96.0%          8.2%         9.5%      16.2%
  The Manor - VA                          198          2/19/1999       $ 889     90.0%       90.7%          -2.1%        -2.9%    -11.4%
  The Sycamores                           185         12/16/2002      $ 1,142    93.2%        n/a            n/a          n/a       n/a
  Virginia Village                        344          5/31/2001      $ 1,114    96.3%       90.7%          5.1%         11.6%     1.3%
  Wellington Lakes                        160         10/24/2001       $ 729     90.9%        n/a            n/a          n/a       n/a
  Wellington Woods                        114         10/24/2001       $ 741     95.0%        n/a            n/a          n/a       n/a
  West Springfield                        244         11/18/2002      $ 1,156    94.1%        n/a            n/a          n/a       n/a
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Washington DC Region              6,596                          $1,042  92.5%       92.6%          4.5%         4.2%      -1.5%         18.9%         15.8%

Delaware Region
  Home Properties of Newark               432          7/16/1999       $ 721     88.8%       87.5%          5.0%         6.6%      -3.7%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Delaware Region                   432                              $721  88.8%       87.5%          5.0%         6.6%      -3.7%          0.7%         1.0%

Detroit, Michigan Region
  Bayberry Place                          120          9/30/2000       $ 799     89.1%       96.7%          1.0%         -7.0%    -34.3%
  Canterbury Square                       336         10/29/1997       $ 744     89.2%       91.3%          -1.8%        -4.0%    -10.5%
  Carriage Hill                           168          9/29/1998       $ 773     94.8%       90.0%          0.1%         5.4%      -6.9%
  Carriage Park                           256          9/29/1998       $ 735     95.3%       94.3%          1.6%         2.7%     -13.4%
  Charter Square                          492         10/29/1997       $ 840     91.4%       90.1%          -0.3%        1.2%      4.0%
  Cherry Hill Club                        165          7/7/1998        $ 653     93.6%       90.6%          3.3%         6.6%      8.2%
  Cherry Hill Village                     224          9/29/1998       $ 713     92.7%       91.9%          0.5%         1.4%      -6.9%
 Deerfield Woods                          144          3/22/2000       $ 800     94.4%       91.6%          2.8%         6.0%      3.3%
  Fordham Green                           146         10/29/1997       $ 876     93.8%       95.1%          3.2%         1.8%      -7.6%
  Golfview Manor                          44          10/29/1997       $ 560     95.0%       92.1%          2.5%         5.8%      17.2%
  Greentrees                              288         10/29/1997       $ 661     93.3%       90.3%          0.4%         3.6%     -13.1%
 Hampton Court                            182          9/30/2000       $ 650     84.2%       87.4%          1.2%         -2.4%     -1.2%
  Kingsley                                328         10/29/1997       $ 685     89.7%       91.5%          -0.3%        -2.2%    -12.1%
 Macomb Manor                             217          3/22/2000       $ 682     92.6%       96.5%          3.3%         -0.9%    -16.5%
  Oak Park Manor                          298         10/29/1997       $ 815     92.0%       91.0%          8.1%         9.3%      23.8%
  Parkview Gardens                        484         10/29/1997       $ 635     89.3%       94.6%          5.9%         -0.1%     -8.1%
  Scotsdale                               376         11/26/1997       $ 701     92.9%       96.6%          2.6%         -1.3%    -11.5%
  Southpointe Square                      224         10/29/1997       $ 645     90.5%       87.8%          1.1%         4.3%      -0.1%
  Springwells Park                        303          4/8/1999        $ 996     85.0%       89.8%          1.7%         -3.7%    -13.8%
  Stephenson House                        128         10/29/1997       $ 680     87.9%       92.5%          0.9%         -4.2%    -19.7%
  The Lakes                               434          11/5/1999       $ 900     87.1%       82.0%          -3.1%        2.9%      21.4%
  Woodland Gardens                        337         10/29/1997       $ 757     90.2%       86.6%          0.7%         4.8%      -8.0%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Detroit Region                    5,694                            $753  90.6%       90.7%          1.3%         1.1%      -4.2%         10.6%         13.6%

Illinois Region
  Blackhawk                               371         10/20/2000       $ 846     90.7%       96.9%          3.0%         -3.6%    -33.7%
  Courtyards Village                      224          8/29/2001       $ 800     88.1%       95.9%          -1.8%        -9.8%    -36.1%
  Cypress Place                           192         12/27/2000       $ 890     94.1%       92.5%          2.5%         4.2%      -3.9%
  The Colony                              783          9/1/1999        $ 834     93.8%       91.4%          -2.2%        0.4%     -13.8%
  The New Colonies                        672          6/23/1998       $ 691     93.2%       94.4%          4.4%         3.1%     -18.1%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Illinois Region                   2,242                            $795  92.6%       93.7%          0.8%         -0.3%    -19.8%          4.1%         5.4%

Indiana Region
  Candlewood Apartments                   310          2/10/1998       $ 702     96.0%       94.7%          2.6%         3.9%      3.9%
  Maple Lane                              396          7/9/1999        $ 671     89.3%       86.0%          -0.6%        3.2%     -90.9%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Indiana Region                    706                              $685  92.3%       89.9%          0.8%         3.5%     -45.0%          0.7%         1.7%

Long Island, NY Region
  Bayview / Colonial                         160       11/1/2000      $ 1,034    92.8%       94.4%          10.1%        8.1%      -7.9%
  Cambridge Village                           82       3/1/2002       $ 1,204    98.6%        n/a            n/a          n/a       n/a
  Coventry Village                            94       7/31/1998      $ 1,196    96.7%       96.2%          6.2%         6.7%      11.6%
  Devonshire Hills                           297       7/16/2001      $ 1,699    91.6%       94.3%          5.0%         2.0%      -3.1%
  East Winds                                  96       11/1/2000      $ 1,019    90.6%       87.5%          6.9%         10.7%     -1.4%
  Hawthorne Consolidation                    434       4/4/2002       $ 1,172    83.9%        n/a            n/a          n/a       n/a
  Heritage Square                             80       4/4/2002       $ 1,185    98.8%        n/a            n/a          n/a       n/a
  Holiday/Muncy Consolidation                143       5/31/2002       $ 893     98.0%        n/a            n/a          n/a       n/a
  Lake Grove Apartments                      368       2/3/1997       $ 1,243    96.6%       97.2%          5.8%         5.1%      1.6%
  Maple Tree                                  84       11/1/2000      $ 1,055    94.9%       94.4%          5.4%         6.0%      -5.7%
  Mid- Island Estates                        232       7/1/1997       $ 1,049    97.9%       96.5%          6.2%         7.8%      8.8%
  Rider Terrace                               24       11/1/2000      $ 1,056    94.6%       94.6%          7.4%         7.4%      6.2%
  South Bay Manor                             61       9/11/2000      $ 1,308    90.8%       82.4%          9.9%         21.1%     88.8%
  Southern Meadows                           452       6/29/2001      $ 1,248    95.8%       96.7%          5.2%         4.3%      2.5%
  Stratford Greens                           359       3/1/2002       $ 1,246    96.6%        n/a            n/a          n/a       n/a
  Terry Apartments                            65       11/1/2000       $ 998     94.5%       93.9%          5.1%         5.9%      1.7%
  Westwood Village Apts                      242       3/1/2002       $ 1,707    95.6%        n/a            n/a          n/a       n/a
  Woodmont Village Apts                       96       3/1/2002       $ 1,103    95.9%        n/a            n/a          n/a       n/a
  Yorkshire Village Apts                      40       3/1/2002       $ 1,276    99.1%        n/a            n/a          n/a       n/a
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Long Island Region                3,409                          $1,247  94.0%       95.1%          6.0%         5.5%      2.0%          12.5%         8.2%

Maine Region
  Mill Co. Gardens                        95           7/7/1998        $ 638     95.8%       98.4%          2.5%         -0.2%    -13.9%
  Redbank Village                         500          7/7/1998        $ 720     91.7%       93.7%          6.7%         4.5%      -2.9%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Maine Region                      595                              $707  92.3%       94.4%          6.1%         3.7%      -4.6%          1.3%         1.4%

New Jersey Region
  East Hill Gardens                       33           7/7/1998       $ 1,236    97.6%       91.7%          7.6%         14.5%     19.0%
  Lakeview                                106          7/7/1998       $ 1,019    98.3%       97.7%          8.1%         8.8%      11.7%
  Oak Manor                               77           7/7/1998       $ 1,520    96.4%       93.4%          9.1%         12.5%     21.3%
  Pleasant View                           1,142        7/7/1998        $ 945     89.9%       91.1%          1.0%         -0.3%    -11.2%
  Pleasure Bay                            270          7/7/1998        $ 814     96.6%       93.7%          6.1%         9.4%      15.4%
  Royal Gardens Apartments                550          5/28/1997       $ 976     97.2%       94.7%          3.6%         6.3%      -4.1%
  Wayne Village                           275          7/7/1998       $ 1,053    95.8%       94.9%          7.7%         8.7%      13.0%
  Windsor Realty                          67           7/7/1998        $ 973     92.3%       97.6%          7.2%         1.4%      -9.4%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total New Jersey Region                 2,520                            $975  93.7%       93.1%          3.7%         4.3%      -2.0%          7.1%         6.0%

Ohio Region
  Weston Gardens                          242          7/7/1998        $ 528     84.3%       78.9%          -6.0%        0.5%      50.6%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Ohio Region                       242                              $528  84.3%       78.9%          -6.0%        0.5%      50.6%          0.3%         0.6%

Philadelphia Region
  Arbor Crossing                          134          7/28/1999       $ 758     93.7%       96.1%          5.6%         3.0%     -16.3%
  Beechwood Gardens                       160          7/7/1998        $ 737     97.2%       94.9%          4.8%         7.4%      -6.9%
 Castle Club                              158          3/15/2000       $ 796     98.1%       97.0%          4.5%         5.6%      -4.4%
  Cedar Glen                              110          3/3/1998        $ 593     94.0%       95.4%          7.6%         6.1%      9.3%
  Chesterfield                            247          9/23/1997       $ 808     96.9%       94.5%          3.0%         5.6%      1.4%
  Curren Terrace                          318          9/23/1997       $ 862     90.5%       93.5%          4.9%         1.5%      -9.7%
  Executive House                         100          9/23/1997       $ 876     94.8%       98.2%          3.5%         0.0%     -13.8%
  Glen Brook                              173          7/28/1999       $ 713     91.8%       98.1%          3.3%         -3.4%    -10.9%
  Glen Manor                              174          9/23/1997       $ 706     95.1%       95.9%          1.9%         1.1%     -18.0%
 Golf Club                                399          3/15/2000       $ 962     89.6%       87.7%          1.6%         3.7%      -7.4%
  Green Acres                             212          3/1/2002        $ 768     92.5%        n/a            n/a          n/a       n/a
  Hill Brook Place                        274          7/28/1999       $ 777     97.1%       95.9%          7.0%         8.3%      5.5%
 Home Properties of Bryn Mawr             316          3/15/2000      $ 1,013    85.0%       91.7%          3.1%         -4.4%     -5.5%
 Home Properties of Devon                 629          3/15/2000      $ 1,059    89.2%       90.1%          2.1%         1.0%      -8.5%
  New Orleans Park                        308          9/23/1997       $ 748     92.2%       93.5%          3.4%         1.9%      -1.6%
  Racquet Club                            467          7/7/1998        $ 896     94.4%       96.0%          3.2%         1.5%      -5.0%
  Racquet Club South                      103          5/27/1999       $ 788     98.9%       92.4%          4.6%         12.0%     1.4%
  Ridley Brook                            244          7/28/1999       $ 766     97.6%       98.1%          4.2%         3.7%      1.5%
  Sherry Lake                             298          7/23/1998      $ 1,044    95.5%       96.4%          5.3%         4.3%      -2.4%
  The Landings                            384         11/25/1996       $ 917     91.4%       93.1%          3.4%         1.5%      0.5%
 Trexler Park                             249          3/15/2000       $ 963     88.3%       85.1%          2.5%         6.4%      5.9%
  Valley View                             176          9/23/1997       $ 763     91.4%       92.3%          3.0%         2.1%      -3.8%
  Village Square                          128          9/23/1997       $ 848     89.6%       90.2%          3.2%         2.5%     -31.5%
 William Henry                            363          3/15/2000      $ 1,030    87.5%       87.0%          4.6%         5.2%      -2.5%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Philadelphia Region               6,124                            $882  91.9%       92.6%          3.6%         2.8%      -4.7%         14.6%         14.7%

Rochester, NY Region:
  1600 East Avenue                           164       9/18/1997      $ 1,367    64.0%       71.5%          2.1%         -8.6%    -23.5%
  1600 Elmwood                               210       8/4/1994        $ 894     92.6%       92.2%          3.1%         3.6%      5.6%
  Brook Hill                                 192       8/4/1994        $ 892     85.3%       94.3%          3.1%         -6.7%    -19.6%
  Newcastle Apartments                       197       8/4/1994        $ 759     91.9%       90.3%          0.8%         2.5%      -1.5%
  Northgate Manor                            224       11/3/1994       $ 682     83.5%       78.3%          -0.9%        5.7%      0.0%
  Perinton Manor                             224       8/4/1994        $ 811     90.9%       92.9%          1.2%         -1.0%    -10.9%
  Pines of Perinton                          508       9/29/1998       $ 522     95.6%       95.6%          0.1%         0.2%     -13.4%
  Riverton Knolls                            240       8/4/1994        $ 859     83.7%       84.3%          1.3%         0.6%      7.1%
  Spanish Gardens                            220       8/4/1994        $ 697     82.4%       91.5%          3.4%         -6.9%    -18.5%
  The Meadows                                113       8/4/1994        $ 715     95.9%       96.1%          5.6%         5.4%      11.4%
  Woodgate                                   120       6/30/1997       $ 806     93.3%       96.3%          4.8%         1.5%     -10.9%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Rochester Region                    2,412                          $775  86.3%       88.6%          1.8%         -0.7%     -7.6%          4.2%         5.8%

Syracuse, NY Region:
  Candlewood Gardens                         126       1/1/1996        $ 580     91.1%       94.3%          5.2%         1.7%     -15.3%
  Fairview Heights                           211       8/4/1994        $ 917     96.0%       97.7%          7.1%         5.2%      8.5%
  Harborside Manor                           281       9/30/1994       $ 652     95.3%       94.7%          2.7%         3.4%      -0.9%
  Pearl Street                                60       5/17/1995       $ 566     94.1%       99.7%          4.3%         -1.6%    -13.1%
  Village Green (inclu Fairways)             448      12/19/1994       $ 677     86.8%       86.8%          1.3%         1.2%     -13.1%
  Westminster Place                          240       1/1/1996        $ 651     95.2%       94.5%          4.1%         4.9%      -1.4%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Syracuse Region                     1,366                          $691  92.3%       92.8%          3.6%         3.0%      -4.6%          2.3%         3.3%

TOTAL OWNED PORTFOLIO                     41,776                    $  887       92.2%        n/a            n/a          n/a       n/a                100.0%   100.0%
TOTAL CORE PORTFOLIO                      34,464                    $  853       91.8%       92.3%          3.5%         3.0%      -3.1%

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                  YTD Through December 2002                              YTD '02 versus YTD '01
                                                                                                         % Growth
                                          # of           Date         YTD '02    YTD '02    Year Ago       Rental     Rental     NOI        YTD '02%
                                                                                                                       Revs.
                                          Apts.         Acqu.         Rent/Mo.    Occup.     Occup.        Rates                w/ G&A     NOI w/ G&A   #Units

Hudson Valley Region
  Carriage Hill                             140       7/17/1996        $ 1,074    95.2%       97.3%        14.4%       11.9%    15.5%
  Cornwall Park                             75        7/17/1996        $ 1,540    94.8%       93.6%        11.0%       12.5%    12.1%
  Lakeshore Villas                          152       7/17/1996         $ 896     94.5%       95.2%        10.1%       9.2%     11.4%
  Patricia                                  100        7/7/1998        $ 1,144    97.1%       96.0%        11.6%       12.9%    17.1%
  Sherwood Consolidation                    224       10/11/2002        $ 804     95.7%        n/a          n/a         n/a      n/a
  Sunset Gardens                            217       7/17/1996         $ 772     96.9%       94.6%         9.2%       11.9%    28.1%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Hudson Valley Region                908                           $1,000  95.8%       95.3%        11.2%       11.6%    17.1%        2.0%        2.2%

Baltimore Region
  Bonnie Ridge                           966           7/1/1999         $ 944     92.6%       93.7%         6.9%       5.6%     13.6%
  Canterbury Apartments                  618          7/16/1999         $ 729     95.7%       96.2%         7.4%       6.9%      5.1%
  Carriage House                         50           4/30/1998         $ 613     87.6%       92.4%         5.2%       -0.3%    -4.3%
  Country Village                        344          4/30/1998         $ 737     91.3%       90.9%         3.6%       4.0%      7.6%
  Falcon Crest                           396          7/16/1999         $ 801     91.8%       93.7%         8.8%       6.6%      6.5%
  Fenland Field                          234           8/1/2001         $ 897     93.9%        n/a          n/a         n/a      n/a
  Gateway Village                        132          7/16/1999         $ 985     94.9%       95.8%        11.1%       10.0%    10.4%
  Mill Towne Village Apts                384          5/31/2001         $ 669     90.0%        n/a          n/a         n/a      n/a
  Morningside Heights                    1,050        4/30/1998         $ 729     89.2%       94.2%         8.9%       3.1%      3.0%
  Owings Run                             504          7/16/1999         $ 964     88.5%       91.6%         4.3%       0.7%     -3.4%
  Selford Townhomes                      102          7/16/1999        $ 1,009    91.8%       93.2%         9.4%       7.8%     12.0%
  Shakespeare Park                       82           7/16/1999         $ 608     99.4%       99.3%        -0.3%       -0.2%    -9.3%
  Timbercroft Townhomes                  284          7/16/1999         $ 654     99.1%       98.7%         0.7%       1.0%     -5.0%
  Village Square Townhomes               370          7/16/1999         $ 862     97.4%       96.8%        10.9%       11.5%    13.9%
  Woodholme Manor                        176          3/31/2001         $ 594     93.7%        n/a          n/a         n/a      n/a
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Baltimore Region                 5,692                              $804  92.4%       94.2%         7.0%       5.0%      5.9%        15.0%       13.6%

Boston Region:
  Gardencrest                               696       6/28/2002        $ 1,037    95.6%        n/a          n/a         n/a      n/a
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Boston Region                       696                           $1,037  95.6%        n/a          n/a         n/a      n/a         1.3%        1.7%

Buffalo, NY Region:
  Emerson Square                            96        10/15/1997        $ 624     97.7%       97.9%         5.2%       5.0%      2.0%
  Idylwood                                  720        1/1/1995         $ 644     90.2%       95.1%         4.1%       -1.3%    -5.4%
  Paradise Lane                             324       10/15/1997        $ 663     90.9%       96.3%         5.4%       -0.6%    -7.0%
  Raintree Island                           504        8/4/1994         $ 687     91.7%       97.2%         5.8%       -0.2%    -4.2%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Buffalo Region                     1,644                            $660  91.2%       96.2%         4.9%       -0.5%    -5.0%        2.4%        3.9%

Connecticut Region
  Apple Hill                             498          3/27/1998         $ 991     92.9%       94.6%        10.2%       8.2%      5.5%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Connecticut Region               498                                $991  92.9%       94.6%        10.2%       8.2%      5.5%        1.5%        1.2%

Washington DC Region
  Braddock Lee                           254          3/16/1998        $ 1,036    94.7%       94.5%         9.1%       9.3%     14.7%
  Brittany Place                         591          8/22/2002         $ 945     97.4%        n/a          n/a         n/a      n/a
  Cider Mill                             864          9/27/2002         $ 968     90.6%        n/a          n/a         n/a      n/a
  East Meadow                            150           8/1/2000        $ 1,169    92.6%       95.7%         1.8%       -1.5%    -2.4%
  Elmwood Terrace                        504          6/30/2000         $ 763     92.3%       90.9%         7.6%       9.2%     18.2%
  Orleans Village                        851          11/16/2000       $ 1,133    91.2%       95.9%         9.5%       4.2%      5.2%
  Park Shirlington                       294          3/16/1998        $ 1,076    94.9%       97.1%        10.0%       7.5%      9.9%
  Pavilion Apartments                    432           7/1/1999        $ 1,321    89.9%       90.9%         8.0%       6.7%      1.2%
  Seminary Hill                          296           7/1/1999        $ 1,088    91.8%       94.0%         9.0%       6.5%     11.6%
  Seminary Towers                        548           7/1/1999        $ 1,094    90.8%       93.8%         7.8%       4.3%      3.6%
  Tamarron Apartments                    132          7/16/1999        $ 1,006    98.3%       97.0%         7.8%       9.3%     15.8%
  The Manor - MD                         435          8/31/2001        $ 1,044    94.9%        n/a          n/a         n/a      n/a
  The Manor - VA                         198          2/19/1999         $ 893     91.2%       94.6%         3.8%       0.1%     -2.4%
  The Sycamores                          185          12/16/2002       $ 1,142    93.2%        n/a          n/a         n/a      n/a
  Virginia Village                       344          5/31/2001        $ 1,096    91.4%        n/a          n/a         n/a      n/a
  Wellington Lakes                       160          10/24/2001        $ 708     89.8%        n/a          n/a         n/a      n/a
  Wellington Woods                       114          10/24/2001        $ 715     94.8%        n/a          n/a         n/a      n/a
  West Springfield                       244          11/18/2002       $ 1,156    94.1%        n/a          n/a         n/a      n/a
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Washington DC Region             6,596                            $1,047  92.2%       94.2%         8.1%       5.6%      6.7%        16.2%       15.8%

Delaware Region
  Home Properties of Newark              432          7/16/1999         $ 707     90.4%       83.7%         4.9%       13.4%    23.0%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Delaware Region                  432                                $707  90.4%       83.7%         4.9%       13.4%    23.0%        0.8%        1.0%

Detroit, Michigan Region
  Bayberry Place                         120          9/30/2000         $ 791     92.7%       93.9%         3.4%       2.1%     -12.6%
  Canterbury Square                      336          10/29/1997        $ 751     90.6%       94.0%         0.8%       -2.8%    -8.2%
  Carriage Hill                          168          9/29/1998         $ 769     94.1%       94.8%         1.1%       0.3%     -3.7%
  Carriage Park                          256          9/29/1998         $ 732     94.2%       95.9%         3.5%       1.6%     -3.6%
  Charter Square                         492          10/29/1997        $ 846     90.3%       92.6%         2.5%       0.0%      0.6%
  Cherry Hill Club                       165           7/7/1998         $ 647     93.1%       93.5%         4.7%       4.3%      3.2%
  Cherry Hill Village                    224          9/29/1998         $ 715     90.8%       92.4%         3.1%       1.3%     -1.1%
 Deerfield Woods                         144          3/22/2000         $ 788     95.5%       96.2%         4.8%       4.0%      2.4%
  Fordham Green                          146          10/29/1997        $ 860     94.4%       93.8%         3.1%       3.8%      4.2%
  Golfview Manor                         44           10/29/1997        $ 561     96.7%       94.8%         5.5%       7.7%     11.4%
  Greentrees                             288          10/29/1997        $ 661     91.2%       94.4%         2.7%       -0.7%     1.1%
 Hampton Court                           182          9/30/2000         $ 653     90.0%       88.7%         7.1%       8.7%     23.6%
  Kingsley                               328          10/29/1997        $ 687     89.8%       91.2%         0.9%       -0.7%    -3.0%
 Macomb Manor                            217          3/22/2000         $ 676     95.1%       96.5%         4.4%       2.9%     -4.8%
  Oak Park Manor                         298          10/29/1997        $ 793     92.1%       93.8%         9.1%       7.1%     14.6%
  Parkview Gardens                       484          10/29/1997        $ 620     93.5%       94.4%         4.7%       3.6%      1.1%
  Scotsdale                              376          11/26/1997        $ 695     92.8%       97.3%         3.5%       -1.3%    -3.9%
  Southpointe Square                     224          10/29/1997        $ 645     89.9%       93.0%         2.9%       -0.5%     1.8%
  Springwells Park                       303           4/8/1999         $ 999     87.9%       93.0%         4.4%       -1.3%    -5.8%
  Stephenson House                       128          10/29/1997        $ 678     90.3%       92.3%         2.3%       0.2%     -10.3%
  The Lakes                              434          11/5/1999         $ 901     86.9%       88.5%        -1.3%       -3.1%    -4.6%
  Woodland Gardens                       337          10/29/1997        $ 762     89.9%       93.9%         3.6%       -0.9%    -8.6%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Detroit Region                   5,694                              $750  91.2%       93.3%         3.1%       0.7%     -1.5%        11.3%       13.6%

Illinois Region
  Blackhawk                              371          10/20/2000        $ 838     93.3%       96.6%         5.4%       1.8%     -11.3%
  Courtyards Village                     224          8/29/2001         $ 810     91.4%        n/a          n/a         n/a      n/a
  Cypress Place                          192          12/27/2000        $ 890     93.9%       95.8%         6.0%       3.9%     -3.6%
  The Colony                             783           9/1/1999         $ 850     90.8%       93.9%         2.2%       -1.2%    -11.0%
  The New Colonies                       672          6/23/1998         $ 681     93.4%       94.3%         6.5%       5.6%     -1.6%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Illinois Region                  2,242                              $797  92.3%       94.7%         4.4%       1.8%     -7.6%        4.4%        5.4%

Indiana Region
  Candlewood Apartments                  310          2/10/1998         $ 691     91.5%       90.8%         1.6%       2.3%     21.9%
  Maple Lane                             396           7/9/1999         $ 655     88.6%       83.9%         0.5%       6.0%     -6.1%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Indiana Region                   706                                $671  89.9%       87.0%         1.0%       4.3%      7.4%        1.1%        1.7%

Long Island, NY Region
  Bayview / Colonial                        160       11/1/2000         $ 994     94.8%       93.4%        14.0%       15.7%    28.5%
  Cambridge Village                         82         3/1/2002        $ 1,167    97.3%        n/a          n/a         n/a      n/a
  Coventry Village                          94        7/31/1998        $ 1,168    97.5%       97.2%         7.0%       7.4%     22.5%
  Devonshire Hills                          297       7/16/2001        $ 1,642    89.6%        n/a          n/a         n/a      n/a
  East Winds                                96        11/1/2000         $ 999     92.2%       88.2%        12.6%       17.8%    25.5%
  Hawthorne Consolidation                   434        4/4/2002        $ 1,125    84.6%        n/a          n/a         n/a      n/a
  Heritage Square                           80         4/4/2002        $ 1,147    97.4%        n/a          n/a         n/a      n/a
  Holiday/Muncy Consolidation               143       5/31/2002         $ 877     97.7%        n/a          n/a         n/a      n/a
  Lake Grove Apartments                     368        2/3/1997        $ 1,218    97.0%       97.1%         8.8%       8.7%     13.5%
  Maple Tree                                84        11/1/2000        $ 1,031    96.4%       90.8%         9.2%       15.9%    28.3%
  Mid- Island Estates                       232        7/1/1997        $ 1,029    97.3%       97.3%         7.6%       7.7%     17.0%
  Rider Terrace                             24        11/1/2000        $ 1,015    97.8%       94.8%         9.8%       13.3%     6.9%
  South Bay Manor                           61        9/11/2000        $ 1,269    88.4%       76.5%        17.1%       35.3%    128.3%
  Southern Meadows                          452       6/29/2001        $ 1,231    95.6%        n/a          n/a         n/a      n/a
  Stratford Greens                          359        3/1/2002        $ 1,198    93.4%        n/a          n/a         n/a      n/a
  Terry Apartments                          65        11/1/2000         $ 983     93.0%       95.4%         8.9%       6.1%      7.9%
  Westwood Village Apts                     242        3/1/2002        $ 1,618    95.6%        n/a          n/a         n/a      n/a
  Woodmont Village Apts                     96         3/1/2002        $ 1,060    94.5%        n/a          n/a         n/a      n/a
  Yorkshire Village Apts                    40         3/1/2002        $ 1,234    95.3%        n/a          n/a         n/a      n/a
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Long Island Region               3,409                            $1,215  94.4%       94.3%         9.8%       11.4%    20.7%        12.1%       8.2%

Maine Region
  Mill Co. Gardens                       95            7/7/1998         $ 632     96.5%       98.0%         5.8%       4.3%     -1.8%
  Redbank Village                        500           7/7/1998         $ 702     93.3%       94.5%         7.2%       5.8%      4.1%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Maine Region                     595                                $691  93.8%       95.0%         7.0%       5.6%      3.3%        1.4%        1.4%

New Jersey Region
  East Hill Gardens                      33            7/7/1998        $ 1,204    96.1%       92.8%        13.7%       17.7%    19.8%
  Lakeview                               106           7/7/1998         $ 995     97.3%       98.3%         8.6%       7.6%     12.7%
  Oak Manor                              77            7/7/1998        $ 1,476    95.8%       96.9%        10.9%       9.6%     16.2%
  Pleasant View                          1,142         7/7/1998         $ 933     92.0%       94.1%         5.6%       3.3%      0.5%
  Pleasure Bay                           270           7/7/1998         $ 799     97.0%       94.5%         8.6%       11.5%    21.1%
  Royal Gardens Apartments               550          5/28/1997         $ 956     96.7%       96.7%         5.9%       5.9%      1.0%
  Wayne Village                          275           7/7/1998        $ 1,023    96.3%       96.4%         8.8%       8.8%     17.7%
  Windsor Realty                         67            7/7/1998         $ 955     96.0%       94.4%         8.1%       9.9%     21.2%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total New Jersey Region                2,520                              $957  94.5%       95.2%         6.9%       6.1%      6.1%        7.8%        6.0%

Ohio Region
  Weston Gardens                         242           7/7/1998         $ 549     81.2%       84.8%         0.6%       -3.7%    -9.8%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Ohio Region                      242                                $549  81.2%       84.8%         0.6%       -3.7%    -9.8%        0.2%        0.6%

Philadelphia Region
  Arbor Crossing                         134          7/28/1999         $ 741     94.1%       94.5%         5.7%       5.3%      2.0%
  Beechwood Gardens                      160           7/7/1998         $ 725     96.5%       93.3%         6.0%       9.6%     10.5%
 Castle Club                             158          3/15/2000         $ 784     97.7%       97.5%         5.9%       6.2%      7.1%
  Cedar Glen                             110           3/3/1998         $ 584     92.2%       92.0%        12.0%       12.2%     8.3%
  Chesterfield                           247          9/23/1997         $ 801     95.9%       93.9%         4.6%       6.8%      9.3%
  Curren Terrace                         318          9/23/1997         $ 845     91.3%       92.9%         5.7%       3.8%     -2.5%
  Executive House                        100          9/23/1997         $ 864     96.0%       96.8%         3.9%       3.0%     -3.8%
  Glen Brook                             173          7/28/1999         $ 711     94.4%       96.8%         5.3%       2.6%     -0.9%
  Glen Manor                             174          9/23/1997         $ 699     92.4%       95.0%         4.2%       1.4%     -8.0%
 Golf Club                               399          3/15/2000         $ 963     88.7%       91.1%         7.4%       4.5%      1.4%
  Green Acres                            212           3/1/2002         $ 740     94.2%        n/a          n/a         n/a      n/a
  Hill Brook Place                       274          7/28/1999         $ 759     95.9%       96.6%         8.5%       7.8%      9.4%
 Home Properties of Bryn Mawr            316          3/15/2000        $ 1,004    88.1%       91.0%         7.3%       3.8%      6.2%
 Home Properties of Devon                629          3/15/2000        $ 1,055    89.2%       92.1%         6.1%       2.7%     -0.3%
  New Orleans Park                       308          9/23/1997         $ 739     93.5%       93.4%         5.1%       5.2%     11.4%
  Racquet Club                           467           7/7/1998         $ 885     95.7%       95.9%         4.6%       4.4%      5.5%
  Racquet Club South                     103          5/27/1999         $ 777     96.1%       94.9%         6.7%       8.0%      6.5%
  Ridley Brook                           244          7/28/1999         $ 755     97.1%       97.9%         5.6%       4.7%      7.4%
  Sherry Lake                            298          7/23/1998        $ 1,022    95.5%       96.4%         7.1%       6.1%      6.0%
  The Landings                           384          11/25/1996        $ 910     90.7%       94.4%         6.0%       1.9%      4.2%
 Trexler Park                            249          3/15/2000         $ 950     87.8%       91.4%         4.9%       0.8%      2.2%
  Valley View                            176          9/23/1997         $ 759     91.4%       93.7%         4.9%       2.2%     15.8%
  Village Square                         128          9/23/1997         $ 833     91.3%       92.0%         4.5%       3.8%     -4.5%
 William Henry                           363          3/15/2000        $ 1,017    88.4%       88.1%         7.1%       7.4%      3.7%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Philadelphia Region              6,124                              $876  92.1%       93.5%         6.1%       4.5%      3.8%        15.6%       14.7%

Rochester, NY Region:
  1600 East Avenue                          164       9/18/1997        $ 1,349    69.4%       74.6%         1.1%       -5.9%    -1.6%
  1600 Elmwood                              210        8/4/1994         $ 879     94.2%       93.2%         2.7%       3.8%      5.0%
  Brook Hill                                192        8/4/1994         $ 881     88.6%       94.5%         2.5%       -3.8%    -2.1%
  Newcastle Apartments                      197        8/4/1994         $ 755     87.9%       92.4%         1.7%       -3.2%    -6.1%
  Northgate Manor                           224       11/3/1994         $ 677     87.9%       85.0%         0.2%       3.6%      7.6%
  Perinton Manor                            224        8/4/1994         $ 811     91.5%       94.1%         2.4%       -0.4%    -2.6%
  Pines of Perinton                         508       9/29/1998         $ 522     96.7%       96.7%         0.1%       0.1%     -6.2%
  Riverton Knolls                           240        8/4/1994         $ 855     80.9%       86.3%         0.8%       -5.5%    -5.7%
  Spanish Gardens                           220        8/4/1994         $ 686     87.3%       93.0%         3.1%       -3.2%    -10.2%
  The Meadows                               113        8/4/1994         $ 700     95.3%       96.5%         5.0%       3.8%      9.4%
  Woodgate                                  120       6/30/1997         $ 795     93.1%       96.0%         4.9%       1.7%     -1.8%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Rochester Region                   2,412                            $768  87.8%       90.4%         1.8%       -1.2%    -2.2%        4.6%        5.8%

Syracuse, NY Region:
  Candlewood Gardens                        126        1/1/1996         $ 567     91.7%       95.2%         5.1%       1.2%     -11.3%
  Fairview Heights                          211        8/4/1994         $ 874     92.4%       94.2%         7.5%       5.5%      1.4%
  Harborside Manor                          281       9/30/1994         $ 645     94.4%       93.7%         3.9%       4.7%     15.7%
  Pearl Street                              60        5/17/1995         $ 557     91.7%       86.4%         4.3%       10.8%    24.0%
  Village Green (inclu Fairways)            448       12/19/1994        $ 672     85.5%       89.3%         2.7%       -1.6%    -9.3%
  Westminster Place                         240        1/1/1996         $ 643     94.8%       95.2%         5.3%       4.8%      1.4%
                                             -----                       ------  ----        ----           ---          ----      ---            ---          ---
  Total Syracuse Region                    1,366                            $678  90.9%       92.4%         4.5%       2.8%      0.2%        2.3%        3.3%

TOTAL OWNED PORTFOLIO                    41,776                      $  869       92.2%        n/a           n/a        n/a       n/a            100.0%   100.0%
TOTAL CORE PORTFOLIO                     34,464                      $  843       92.0%       93.6%         5.8%       4.1%      3.6%

Home Properties of New York, Inc.December
31, 2002 Supplemental Information

OCCUPANCY COMPARISON BY REGIONS — CORE PROPERTIES

---------------------------------------------------------------------------------------------------
                                                                  4th Qtr     3rd Qtr
Region                                             % Units         2002         2002     Variance

Mid-Atlantic (Baltimore/Washington)                    29.4%           92.3%       93.1%      -0.8%
New Jersey, Long Island, Hudson Valley                 16.4%           94.7%       95.8%      -1.1%
Philadelphia                                           14.6%           91.9%       93.2%      -1.3%
Detroit                                                13.6%           90.6%       92.2%      -1.6%
Upstate, NY                                            13.0%           88.6%       91.7%      -3.1%
Chicago                                                 5.4%           93.1%       92.9%       0.2%
Misc.                                                   7.6%           91.3%       92.2%      -0.9%
                                                      -----            ----        ----        ---

Total                                                 100.0%           91.8%       93.1%      -1.3%
                                                      =====            ====        ====        ===
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                  4th Qtr     4th Qtr
Region                                             % Units         2002         2001     Variance

Mid-Atlantic (Baltimore/Washington)                    29.4%           92.3%       92.6%      -0.3%
New Jersey, Long Island, Hudson Valley                 16.4%           94.7%       93.9%       0.8%
Philadelphia                                           14.6%           91.9%       92.6%      -0.7%
Detroit                                                13.6%           90.6%       90.7%      -0.1%
Upstate, NY                                            13.0%           88.6%       91.5%      -2.9%
Chicago                                                 5.4%           93.1%       93.4%      -0.3%
Misc.                                                   7.6%           91.3%       89.9%       1.4%
                                                      -----            ----        ----        ---
Total                                                 100.0%           91.8%       92.3%      -0.5%
                                                      =====            ====        ====        ===
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                    Dec       4th Qtr
Region                                             % Units         2002         2002     Variance

Mid-Atlantic (Baltimore/Washington)                    29.4%           91.6%       92.3%      -0.7%
New Jersey, Long Island, Hudson Valley                 16.4%           94.5%       94.7%      -0.2%
Philadelphia                                           14.6%           91.6%       91.9%      -0.3%
Detroit                                                13.6%           89.0%       90.6%      -1.6%
Upstate, NY                                            13.0%           86.9%       88.6%      -1.7%
Chicago                                                 5.4%           92.2%       93.1%      -0.9%
Misc.                                                   7.6%           91.4%       91.3%       0.1%
                                                      -----            ----        ----        ---
Total                                                 100.0%           91.0%       91.8%      -0.8%
                                                      =====            ====        ====        ===
---------------------------------------------------------------------------------------------------

Home Properties of New York, Inc.December
31, 2002 Supplemental Information

Resident Statistics

                                   ----------------------------------------------------------------------------------------------------------------------------------------------------
Top Six Reasons for Moveouts           4TH QTR        3RD QTR        2ND QTR      1ST QTR        4TH QTR        3RD QTR        2ND QTR      1ST QTR         YEAR            YEAR
                                        2002            2002          2002          2002          2001            2001          2001          2001          2002            2001

  Employment related                   16.00%           17.8%        17.8%         17.7%          19.0%           19.7%        19.2%         18.8%          17.4%           19.2%

  Home purchase                        15.70%           13.9%        14.9%         15.0%          15.6%           15.1%        14.2%         14.3%          14.8%           14.8%

  Rent level                            9.20%            9.2%         9.7%         11.0%          11.2%           10.9%        10.9%         11.1%           9.7%           11.0%

  Eviction/skip                         9.40%            7.1%         7.0%          8.5%           7.7%            6.2%         6.2%          8.8%           7.9%            7.1%

  Transfer within HME                   7.70%            7.8%         8.2%          8.9%           8.6%            7.9%         7.4%          7.8%           8.1%            7.9%

  Unknown                               5.80%            6.1%         6.6%          5.4%           7.1%            7.0%         8.6%          9.4%           6.0%            7.9%
                                   ----------------------------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------------------------------------------------
  Traffic                                                             Signed                       Signed     Turnover
                                         Traffic        Traffic       Leases        Traffic         Leases
                                        4th Qtr 02    4th Qtr 02    4th Qtr 02      YTD 02          YTD 02
                                            To            To            To            To              To
                                        3rd Qtr 02    4th Qtr 01    4th Qtr 01      YTD 01          YTD 01      4th Qtr 02    4th Qtr 01      YTD 02          YTD 01

  Region
  Baltimore                                -34%          -3%            2%            -9%             -5%          12%           14%            52%             53%
  Washington                               -37%          31%           25%            16%             25%           6%            6%            37%             33%
  New Jersey                               -22%          25%           22%            25%             25%           4%            4%            41%             40%
  Long Island                              -26%         117%           20%           -26%              1%           2%            2%            32%             33%
  Hudson Valley                            -47%         -21%          -18%            -8%              8%          12%           15%            56%             57%
  Philadelphia                             -30%           1%            3%            -2%              1%          13%           15%            54%             59%
  Detroit                                  -37%         -10%          -12%             0%              5%          11%           12%            45%             47%
  Rochester                                -39%         -11%          -10%            -5%              0%           4%            4%            40%             44%
  Buffalo                                  -40%          59%           12%            15%              3%          13%           12%            55%             54%
  Syracuse                                 -37%          17%           12%             9%              1%           3%            3%            58%             60%
  Chicago                                  -38%         -24%           -5%           -28%              5%           4%            4%            53%             55%

  Total Portfolio                          -34%           4%            1%             0%              4%          11%           12%            46%             48%
  ------------------------------------------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------
  Bad Debts as % of Rents
                                       4th Qtr 02    3rd Qtr 02    2nd Qtr 02    1st Qtr 02        YTD 02
                                          0.72%        0.56%         0.32%          0.49%           0.52%

                                       4th Qtr 01    3rd Qtr 01    2nd Qtr 01    1st Qtr 01        YTD 01
                                          0.47%        0.43%         0.33%          0.46%           0.42%
  ---------------------------------------------------------------------------------------------------------------

HOME PROPERTIES OF NEW YORK, INC.

December 31, 2002 and 2001 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL

                                                                 4TH QTR     4TH QTR                                YEAR        YEAR
                                                                   2002       2001        QUARTER         %         2002        2001         YEAR           %
                                                                  ACTUAL     ACTUAL      VARIANCE     VARIANCE     ACTUAL      ACTUAL      VARIANCE      VARIANCE

ELECTRICITY                                                      1,543       1,515      (28)                -1.8%  6,222      5,959       (263)                -4.4%

GAS                                                              4,053       3,447      (606)              -17.6%  14,213     15,849      1,636                10.3%

WATER & SEWER                                                    2,104       2,110      6                    0.3%  8,411      8,327       (84)                 -1.0%

REPAIRS & MAINTENANCE                                            5,688       5,439      (249)               -4.6%  22,536     21,470      (1,066)              -5.0%

PERSONNEL EXPENSE                                                7,445       7,644      199                  2.6%  32,617     30,789      (1,828)              -5.9%

SITE LEVEL INCENTIVE COMPENSATION                                128         138        10                   7.2%  641        746         105                  14.1%

ADVERTISING                                                      1,368       1,334      (34)                -2.5%  5,529      5,183       (346)                -6.7%

LEGAL & PROFESSIONAL                                             421         365        (56)               -15.3%  1,285      1,147       (138)               -12.0%

OFFICE & TELEPHONE                                               1,102       1,127      25                   2.2%  4,412      4,383       (29)                 -0.7%

PROPERTY INS.                                                    1,174       (792)      (1,966)            248.2%  3,048      1,432       (1,616)            -112.8%

REAL ESTATE TAXES                                                8,307       7,618      (689)               -9.0%  33,398     30,387      (3,011)              -9.9%

SNOW                                                             265         112        (153)             -136.6%  827        1,109       282                  25.4%

TRASH                                                            628         580        (48)                -8.3%  2,431      2,338       (93)                 -4.0%

PROPERTY MANAGEMENT G & A                                        2,233       1,939      (294)              -15.2%  8,310      7,773       (537)                -6.9%
                                                                 -----       -----      ----                ----   -----      -----       ----                  ---

TOTAL                                                            36,459      32,576     (3,883)            -11.9%  143,880    136,892     (6,988)              -5.1%
                                                                 ======      ======     ======              ====   =======    =======     ======                ===

"Normalized" quarter if insurance settlement
had been reflected all year versus just the 4th qtr              36,459      34,153     (2,306)             -6.8%
                                            -                    ------      ------     ------               ---
($1,577 of refund reallocated from 4th qtr to first
  three quarters)

Home Properties of New York, Inc.December
31, 2002 and 2001 Supplemental Information

BREAKDOWN OF “OTHER INCOME”

                                                                                           Year         Year
Recognized directly by Home Properties:                          Q4 '02       Q4 '01       2002         2001

  Recognized directly by Home Properties:
  Management fees                                               332          571         1,838        2,239
  Other                                                         15           (11)        (211)        (24)
                                                                --           ---         ----         ---
  Sub-total                                                     347          560         1,627        2,215
                                                                ===          ===         =====        =====

Equity in earnings of unconsolidated affiliates

  Management fees                                               689          781         2,823        3,350
  Interest income                                               230          432         867          1,627
  Misc                                                          10           15          41           47
  General & Administrative                                      (1,130)      (950)       (3,850)      (3,244)
  Interest expense                                              (172)        (262)       (734)        (1,390)
  Depreciation                                                  (143)        (117)       (538)        (473)
  Taxes                                                         (275)        210         (229)        143
  Impairment                                                    (14,891)     -           (14,891)     -
                                                                -------                  -------

                                                                (15,682)     109         (16,511)     60
                                                                =======      ===         =======      ==

  99%HPM / 95%HPRS to Home Properties                           (15,493)     106         (16,322)     61
                                                                =======      ===         =======      ==

-----------------------------------------------------------------------------------------------------------------

Combined Management Fees
                                                                1,021        1,352       4,661        5,589
                                                                =====        =====       =====        =====

Combined EBITDA
                                                                (84)         406         641          2,368
                                                                ===          ===         ===          =====

Home Properties of New York, Inc.December
31, 2002 Supplemental Information

         SUMMARY OF RECENT ACQUISITIONS

                                                                                                           (1)                       Wgtd. Avg.
                                                                               Purchase         # of       CAP        Purchase       Price Per
                Community                       Market          State            Date          Units      Rate       Price (mm)         Unit
---------------------------------------------------------------------------------------------------------------------------------------------------
2002 ACQUISITIONS
Cambridge Village                        Long Island              NY                 3/1/2002        82       8.6%            $5.4         $65,854
Stratford Greens                         Long Island              NY                 3/1/2002       359       8.6%           $45.2        $125,905
Westwood Village                         Long Island              NY                 3/1/2002       242       8.6%           $28.7        $118,595
Woodmont Village                         Long Island              NY                 3/1/2002        96       8.6%            $8.1         $84,375
Yorkshire Village                        Long Island              NY                 3/1/2002        40       8.6%            $3.1         $77,500
Green Acres                              Philadelphia             PA                 3/1/2002       212       8.6%            $9.8         $46,226
Hawthorne Court/Estates (2)              Long Island              NY                 4/4/2002       434       8.6%           $31.0         $71,429
Heritage Square                          Long Island              NY                 4/4/2002        80       8.6%            $6.4         $80,000
Muncy Apartments                         Long Island              NY                5/31/2002        23       8.6%            $3.2        $139,130
Holiday Square Apartments                Long Island              NY                5/31/2002       120       8.6%            $6.3         $52,500
Gardencrest Apartments                   Boston                   MA                6/28/2002       696       7.0%           $85.4        $122,701
Brittany Place Apartments                NoVA/DC                  MD                8/22/2002       591       9.1%           $41.3         $69,882
Cider Mill Apartments                    NoVA/DC                  MD                9/27/2002       864       8.3%           $73.7         $85,301
Wallace Portfolio (5)                    Hudson Valley            NY               10/11/2002       224       7.1%           $12.8         $57,143
West Springfield Terrace                 NoVA/DC                  VA               11/18/2002       244       7.1%           $34.2        $140,164
The Sycamores                            NoVA/DC                  VA               12/16/2002       185       7.3%           $20.3        $109,730
                                                                                                    ---       ---            -----        --------

                                                                                    TOTAL YTD     4,492       8.0%          $414.9         $92,364
                                                                                                  =====       ===           ======         =======

                                                                               Purchase         # of                  Purchase       Price Per
                Community                       Market          State            Date          Units                 Price (mm)         Unit
---------------------------------------------------------------------------------------------------------------------------------------------------
2001 ACQUISITIONS
Wellington Woods/Lakes                   NoVA/DC                  VA               10/24/2001       274      10.0%           $11.1         $40,511
The Manor                                NoVA/DC                  MD                8/31/2001       435       9.2%           $36.4         $83,678
Courtyards Village                       Chicago                  IL                8/29/2001       224       9.4%           $12.8         $57,143
Fenland Field                            Baltimore                MD                 8/1/2001       234       9.8%           $14.5         $61,966
Devonshire Hills                         Long Island              NY                7/16/2001       297       9.3%           $47.5        $159,933
Southern Meadows                         Long Island              NY                6/29/2001       452       9.6%           $39.3         $86,947
Sandalwood Apartments                    Baltimore                MD                5/31/2001       384       8.2%           $17.6         $45,833
Virginia Village                         NoVA/DC                  VA                5/31/2001       344       8.8%           $27.0         $78,488
Woodholme Manor                          Baltimore                MD                3/30/2001       176       9.6%            $5.8         $32,955
                                                                                                    ---       ---             ----         -------
---------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL YTD     2,820       9.3%          $212.0         $75,177
                                                                                                  =====       ===           ======         =======

---------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL 2001 and 2002 Acquisitions                                                                  7,312       8.5%          $626.9         $85,736
                                                                                                  -----       ---           ------         -------
---------------------------------------------------------------------------------------------------------------------------------------------------

Home Properties of New York, Inc.December
31, 2002 Supplemental Information

         SUMMARY OF RECENT SALES

                                                                                                            (1)                         Wgtd. Avg.
                                                                              Sale            # of          CAP           Sales         Price Per
              Community                      Market           State           Date            Units         Rate        Price (mm)         Unit
------------------------------------------------------------------------------------------------------------------------------------------------------
2002 SALES
Landsdowne (4)                       Philadelphia              PA                1/23/2002          222         10.7%            $8.8         $39,640
Ridgeway Court                       Philadelphia              PA                1/23/2002           66         11.2%            $2.6         $39,394
Old Friends                          Baltimore                 MD                1/24/2002           51         10.4%            $2.5         $49,020
Finger Lakes Manor                   Rochester                 NY                 4/4/2002          153          8.4%            $7.9         $51,634
Conifer Village                      Syracuse                  NY                4/19/2002          199         11.8%            $7.1         $35,678
Rolling Park                         Baltimore                 MD                5/31/2002          144          8.7%            $8.2         $56,944
Cloverleaf Village                   Pittsburgh                PA                6/28/2002          148          9.6%            $5.2         $35,135
Carriage Hill Apartments             Central VA                VA                 8/8/2002          664          8.4%           $41.6         $62,651
Springwood                           Philadelphia              PA               12/16/2002           77          8.6%            $3.2         $41,558
                                                                                                    ---          ---             ----         -------
                                                                                 TOTAL YTD        1,724          9.2%           $87.1         $50,522
                                                                                                  =====          ===            =====         =======

                                                                                                            (1)                         Wgtd. Avg.
                                                                              Sale            # of          CAP           Sales         Price Per
              Community                      Market           State           Date            Units         Rate        Price (mm)         Unit
------------------------------------------------------------------------------------------------------------------------------------------------------
2001 SALES
Mountainside                         Hudson Valley             NY               10/31/2001          227          9.1%           $13.1         $57,709
Towers Apartments                    Northern NJ               NJ               10/31/2001          137          9.2%           $10.7         $78,102
Riverdale                            Central VA                VA                8/15/2001          580          9.4%           $18.3         $31,552
Strawberry Hill                      Baltimore                 MD                8/15/2001          145          7.9%            $5.3         $36,552
Laurel Pines                         No VA/DC                  MD                8/15/2001          236          8.7%           $11.9         $50,424
Doub Meadow                          Baltimore                 MD                8/15/2001           95         10.8%            $3.4         $35,789
Country Club                         Baltimore                 MD                8/15/2001          150          9.9%            $7.6         $50,667
Hamlet Court                         Rochester                 NY                8/15/2001           98          8.6%            $3.6         $36,735
Ivy Ridge                            Rochester                 NY                7/17/2001          135          9.7%            $5.4         $40,000
Hill Court                           Rochester                 NY                7/17/2001           95          9.5%            $3.8         $40,000
Springcreek Apartments               Rochester                 NY                6/15/2001           82          9.8%            $2.5         $30,488
Fairway Apartments                   Buffalo                   NY                5/17/2001           32          9.0%            $1.8         $56,250
Garden Village                       Buffalo                   NY                5/17/2001          315          9.0%           $13.6         $43,175
Williamstowne                        Buffalo                   NY                5/17/2001          528          8.9%           $21.5         $40,720
                                                                                                    ---          ---            -----         -------
------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL YTD        2,855          9.2%          $122.5         $42,907
                                                                                                  =====          ===           ======         =======

(1)     CAP rate based on projected NOI after allowance for 3% management fee but before capital expenditures

Home Properties of New York, Inc.December
31, 2002 Supplemental Information

         BREAKDOWN OF OWNED UNITS BY MARKET

                                        Net                                            Net
                                      Acquired      As of        12/31/2001          Acquired            As of            Current
          MARKET            STATE     in 2001    12/31/2001      % of Units          in 2002          12/31/2002         % of Units
----------------------------------------------------------------------------------------------------------------------------------------
SUBURBAN WASH                DC              817        4,712             12.08%             1,884              6,596            15.79%
PHILADELPHIA                 PA                         6,276             16.09%              -152              6,124            14.66%
DETROIT                      MI                         5,694             14.60%                                5,694            13.63%
BALTIMORE                    MD              404        5,887             15.09%              -195              5,692            13.63%
LONG ISLAND                  NY              749        1,933              4.96%             1,476              3,409             8.16%
NORTHERN NJ                  NJ             -137        2,520              6.46%                                2,520             6.03%
ROCHESTER                    NY             -410        2,565              6.58%              -153              2,412             5.77%
CHICAGO                      IL              224        2,242              5.75%                                2,242             5.37%
BUFFALO                      NY             -875        1,644              4.21%                                1,644             3.94%
SYRACUSE                     NY                         1,565              4.01%              -199              1,366             3.27%
HUDSON VALLEY                NY             -227          684              1.75%               224                908             2.17%
SOUTH BEND                   IN                           706              1.81%                                  706             1.69%
BOSTON                       MA                             0              0.00%               696                696             1.67%
PORTLAND                     ME                           595              1.53%                                  595             1.42%
HAMDEN                       CT                           498              1.28%                                  498             1.19%
DOVER                        DE                           432              1.11%                                  432             1.03%
NORTH/CENTRAL                OH                           242              0.62%                                  242             0.58%
CENTRAL VIRGINIA             VA             -580          664              1.70%              -664                  0             0.00%
PITTSBURGH                   PA                           148              0.38%              -148                  0             0.00%
                                             ---       ------             -----              -----             ------            -----
TOTAL                                        -35       39,007             100.0%             2,769             41,776            100.0%

Total NY State                              -536        7,707              19.8%             1,820              9,527             22.8%
Total Upstate, NY                         -1,285        5,774              14.8%              -352              5,422             13.0%
Total Mid-Atlantic                           504       20,639              52.9%               725             21,364             51.1%

Home Properties of New York, Inc.December
31, 2002 Supplemental InformationDebt
Summary Schedule

FIXED
                                                                                                                   MATURITY               YEARS TO
PROPERTY                               LENDER                                RATE               BALANCE              DATE                 MATURITY
TERRY APARTMENTS                       North Fork Bank                               7.750  1,889,651              05/01/03                              0.33
CURREN TERRACE                         GMAC                                          8.355  8,930,607              10/01/03                              0.75
SEMINARY TOWERS 3rd                    Wachovia                                      5.910  17,127,791             07/01/04                              1.50
BAYVIEW/COLONIAL                       Midland Loan                                  8.350  5,808,836              11/01/05                              2.84
CAMBRIDGE VILLAGE - 2nd (*)            North Fork Bank                               5.210  615,156                11/01/05                              2.84
IDLYWOOD                               Morgan Guaranty                               8.625  8,893,111              11/01/05                              2.84
CARRIAGE HILL - MI                     Prudential-Fannie Mae                         7.360  3,584,776              01/01/06                              3.01
CARRIAGE PARK                          Prudential-Fannie Mae                         7.480  5,169,461              01/01/06                              3.01
MID-ISLAND                             North Fork Bank                               7.500  6,675,000              05/01/06                              3.33
DEVONSHIRE - 1st (*)                   AMI Capital                                   7.100  19,657,116             06/01/06                              3.42
NEWCASTLE                              Presidential Funding                          6.450  6,000,000              07/31/06                              3.58
COUNTRY VILLAGE                        PW Funding                                    8.385  6,378,915              08/01/06                              3.59
HAMPTON COURT                          ORIX RE Capital                               8.875  3,454,748              09/01/06                              3.67
HAWTHORNE COURT (*)                    Larson Financial                              5.830  11,333,836             11/01/06                              3.84
HERITAGE SQUARE (*)                    Larson Financial                              5.880  3,234,658              11/01/06                              3.84
RAINTREE                               Capitalized Lease                             8.500  5,925,778              11/01/06                              3.84
WOODMONT VILLAGE - 2nd (*)             North Fork Bank                               5.380  1,198,493              11/01/06                              3.84
WOODMONT VILLAGE - 1st (*)             North Fork Bank                               5.410  2,794,735              12/01/06                              3.92
MILL TOWNE VILLAGE                     Prudential-Fannie Mae                         6.325  8,530,000              01/01/07                              4.01
WOODGATE PLACE                         ARCS Mortgage                                 7.865  3,282,679              01/01/07                              4.01
BRITTANY PLACE                         CapMark Svcs.                                 4.780  20,612,742             06/11/07                              4.45
SEMINARY TOWERS - 1st                  Wachovia                                      8.220  2,316,447              07/01/07                              4.50
SEMINARY TOWERS - 2nd                  Wachovia                                      8.400  1,793,291              07/01/07                              4.50
SOUTHERN MEADOWS (*)                   CapMark Svcs.                                 7.250  20,170,638             07/11/07                              4.53
COURTYARDS VILLAGE (*)                 Berkshire Mtg-Freddie                         6.670  5,220,401              08/01/07                              4.59
GARDENCREST (*)                        Legg Mason(Sun Life)                          6.000  5,628,388              11/01/07                              4.84
ROYAL GARDENS APTS.                    M & T Bank - Freddie                          4.900  32,460,222             11/01/07                              4.84
FENLAND FIELD                          Prudential-Fannie Mae                         5.050  12,675,000             12/01/07                              4.92
HP@NEWARK (CHSTNT CRSG)                Prudential-Fannie Mae                         4.840  17,400,000             12/01/07                              4.92
STRATFORD GREENS - 1st (*)             North Fork Bank                               5.690  14,386,758             12/01/07                              4.92
VILLAGE SQUARE 1,2 & 3                 Prudential-Fannie Mae                         5.050  22,095,000             12/01/07                              4.92
STRATFORD GREENS - 2nd (*)             North Fork Bank                               5.690  2,186,459              12/01/07                              4.92
BAYBERRY PLACE                         M&T Bank-Freddie Mac                          4.340  3,900,000              01/01/08                              5.01
CYPRESS PLACE                          Reilly Mortgage                               7.130  6,417,467              01/01/08                              5.01
MAPLE LANE APTS - II                   AMI Capital                                   7.205  5,742,376              01/01/08                              5.01
PAVILION - 2nd                         Capri Capital                                 7.450  3,787,135              01/01/08                              5.01
PAVILION -3rd                          Capri Capital                                 5.030  18,432,000             01/01/08                              5.01
VALLEY PARK S                          Capri Capital                                 6.930  9,582,567              01/01/08                              5.01
VALLEY PARK SOUTH - 2nd                Capri Capital                                 6.740  3,751,028              01/01/08                              5.01
VIRGINIA VILLAGE                       First Union NB - Svcr                         6.910  9,415,756              01/01/08                              5.01
CANDLEWOOD, IND                        Morgan Guaranty                               7.020  7,336,266              02/01/08                              5.09
CAMBRIDGE VILLAGE - 1st (*)            North Fork Bank                               5.960  2,811,454              03/01/08                              5.17
YORKSHIRE VILLAGE (*)                  North Fork Bank                               5.810  1,616,739              03/01/08                              5.17
DETROIT PORTFOLIO                      Morgan Guaranty                               7.510  45,871,830             06/01/08                              5.42
WELLINGTON WOODS/LAKES                 ORIX RE Capital                               6.980  7,817,200              06/01/08                              5.42
RACQUET CLUB SOUTH                     Legg Mason RE                                 6.980  2,958,768              07/01/08                              5.50
WESTWOOD VILLAGE - 1st (*)             M and T Bank                                  5.940  16,852,993             10/31/08                              5.84
WESTWOOD VILLAGE - 2nd (*)             M and T Bank                                  5.940  1,013,548              11/01/08                              5.84
GOLF CLUB (HP @)                       ARCS Mortgage                                 6.585  16,457,872             12/01/08                              5.92
DEVONSHIRE - 2nd                       AMI Capital                                   6.720  4,958,637              01/01/09                              6.01
MANSION HOUSE                          1st Niagara Bank                              7.500  656,586                01/01/09                              6.01
GREEN ACRES (*)                        M and T Bank                                  6.300  5,887,894              11/01/09                              6.84
BLACKHAWK                              M&T Bank-Freddie Mac                          5.060  14,160,000             12/01/09                              6.92
WILLIAM HENRY                          Legg Mason RE                                 5.310  24,000,000             12/01/09                              6.92
CHERRY HILL                            Prudential                                    5.360  5,350,000              01/01/10                              7.01
ELMWOOD TERRACE                        John Hancock                                  5.300  22,375,000             01/01/10                              7.01
GLEN MANOR                             Prudential-Fannie Mae                         5.065  6,176,000              01/01/10                              7.01
HILL BROOK APTS                        M & T Bank - Freddie                          5.210  11,900,000             01/01/10                              7.01
RIDLEY BROOK                           Prudential-Fannie Mae                         4.865  10,318,000             01/01/10                              7.01
SHERRY LAKE                            GMAC                                          5.180  20,700,000             01/01/10                              7.01
MULTI-PROPERTY                         M & T Bank - Freddie                          7.575  45,400,000             05/01/10                              7.34
CIDER MILL                             Berkshire Mtg-Freddie                         4.720  48,488,245             10/01/10                              7.76
HP@DEVON (SGRTWN MEWS)                 Prudential-Fannie Mae                         7.500  28,892,000             10/01/10                              7.76
TREXLER PARK (HP @)                    Prudential-Fannie Mae                         7.500  10,140,000             10/01/10                              7.76
MULTI-PROPERTY                         Prudential-Fannie Mae                         7.250  32,978,000             01/01/11                              8.01
MULTI-PROPERTY                         Prudential-Fannie Mae                         6.360  8,141,000              01/01/11                              8.01
MULTI-PROPERTY                         Prudential-Fannie Mae                         6.160  58,881,000             01/01/11                              8.01
ORLEANS VILLAGE                        Prudential-Fannie Mae                         6.815  43,745,000             01/01/11                              8.01
RACQUET CLUB                           Prudential-Fannie Mae                         6.875  22,489,615             04/01/11                              8.25
MEADOWS APARTMENTS                     Prudential-Fannie Mae                         6.875  3,465,735              05/01/11                              8.34
TIMBERCROFT TH's 1 - 1st               GMAC                                          8.500  781,475                05/01/11                              8.34
LAKE GROVE                             Prudential-Fannie Mae                         6.540  27,368,010             12/01/11                              8.92
TIMBERCROFT TH's 3 - 1st               GMAC                                          8.000  1,063,483              02/01/12                              9.09
MULTI-PROPERTY NOTES PAYABLE           Seller Financing                              4.000  881,661                02/01/12                              9.09
APPLE HILL                             M&T Bank-Freddie Mac                          6.650  25,896,957             03/01/12                              9.17
CANDLEWOOD GARDENS, NY                 M&T Bank-Freddie Mac                          6.830  2,822,797              03/01/12                              9.17
EMERSON SQUARE                         M&T Bank-Freddie Mac                          6.850  2,282,119              03/01/12                              9.17
FAIRVIEW                               M&T Bank-Freddie Mac                          6.850  7,679,828              03/01/12                              9.17
PARADISE LANE                          M&T Bank-Freddie Mac                          6.830  8,959,528              03/01/12                              9.17
PERINTON MANOR                         M&T Bank-Freddie Mac                          6.850  9,500,265              03/01/12                              9.17
CASTLE CLUB (HP @)                     Legg Mason RE                                 7.080  6,954,787              05/01/12                              9.34
GATEWAY VILLAGE                        Prudential-Fannie Mae                         6.885  7,251,240              05/01/12                              9.34
COLONIES                               Prudential-Fannie Mae                         7.110  22,036,880             06/01/12                              9.42
CARRIAGE HILL - NY                     M&T Bank-Freddie Mac                          6.850  5,974,381              07/01/12                              9.51
CORNWALL PARK                          M&T Bank-Freddie Mac                          6.830  5,775,139              07/01/12                              9.51
HARBORSIDE MANOR                       M&T Bank-Freddie Mac                          6.850  7,517,763              07/01/12                              9.51
LAKESHORE VILLAS                       M&T Bank-Freddie Mac                          6.850  5,162,861              07/01/12                              9.51
PATRICIA APTS                          M&T Bank-Freddie Mac                          6.830  5,476,425              07/01/12                              9.51
PEARL STREET                           M&T Bank-Freddie Mac                          6.830  1,130,135              07/01/12                              9.51
SUNSET GARDENS                         M&T Bank-Freddie Mac                          6.830  6,073,853              07/01/12                              9.51
WESTMINISTER PLACE                     M&T Bank-Freddie Mac                          6.850  6,770,966              07/01/12                              9.51
WOODHOLME MANOR                        Prudential-Fannie Mae                         7.160  3,889,173              07/01/12                              9.51
MORNINGSIDE/CARRIAGE HL                Morgan Guaranty                               6.990  18,954,326             05/01/13                             10.34
MULTI-PROPERTY                         Prudential - Fannie Mae                       6.475  100,000,000            08/31/13                             10.67
DEERFIELD WOODS                        GE Financial                                  7.000  3,278,119              01/01/14                             11.01
SPRINGWELLS                            AMEX/IDS                                      8.000  10,824,182             07/01/15                             12.51
PINES OF PERINTON                      NYS Urban Development                         8.500  7,988,858              05/01/18                             15.34
PAVILION - 1st                         Capri Capital                                 8.000  8,239,853              11/01/18                             15.85
BONNIE RIDGE                           Prudential                                    6.600  17,793,429             12/15/18                             15.97
TIMBERCROFT TH's 1 - 2nd               Allfirst Mtg                                  8.375  2,195,838              06/01/19                             16.43
TIMBERCROFT TH's 3 - 2nd               Allfirst Mtg                                  8.375  3,234,293              06/01/19                             16.43
VILLAGE GREEN, FW                      ARCS Mortgage                                 8.230  4,055,000              10/01/19                             16.76
RAINTREE                               Leasehold Mortgage                            8.500  1,088,845              04/30/20                             17.34
MACOMB MANOR                           EF&A Funding                                  8.630  3,866,360              06/01/21                             18.43
SHAKESPEARE PARK                       Reilly Mortgage                               7.500  2,502,384              01/01/24                             21.02
HOLIDAY SQUARE (*)                     Red Capital (Servicer)                        6.700  3,855,139              03/01/24                             21.18
BARI MANOR (*)                         Wachovia (Servicer)                           4.440  3,190,595              10/11/28                             25.80
HUDSON VIEW ESTATES (*)                Wachovia (Servicer)                           4.500  2,470,343              10/11/28                             25.80
SHERWOOD TOWNHOUSES (*)                Wachovia (Servicer)                           4.290  776,252                10/11/28                             25.80
SPARTA BROOK (*)                       Wachovia (Servicer)                           4.440  2,017,209              10/11/28                             25.80
OWINGS RUN 1                           Reilly Mortgage                               8.000  17,378,230             10/01/35                             32.77
OWINGS RUN 2                           Prudential Huntoon                            8.000  14,494,337             06/01/36                             33.44

  WTD AVG - FIXED SECURED                                                             6.50  1,279,751,721                                          8.31
                                                                                            -------------
  % OF PORTFOLIO - FIXED                                                                             99.4%

VARIABLE SECURED
VARIABLE SECURED
         CANTERBURY APARTMENTS         Allfirst Bank                                  3.17  15,000,000             07/01/03                 0.50
            Adjusts Monthly
   MAPLE LANE - I - Eqv. Bond Yield    Civitas Bank                                   3.70  6,055,000              07/27/07                 4.57
            Adjusts Weekly

  WTD AVG - VARIABLE SECURED                                                          3.32  6,055,000                               1.67
                                                                                            =========

  WTD AVG - TOTAL SECURED DEBT                                        6.45                  1,300,806,721                                   8.08

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                          M and T Bank et. al.                         2.53%  35,000,000      09/01/05                 2.67
                                                                                            ==========
             Adjusts Daily  LIBOR + 115

---------------------------------------------------------------------
  WTD AVG - COMBINED DEBT                                                            6.349  1,335,806,721                              7.94
                                                                                            ============

-------------------------------------------------------------------------------------------                                     ------------------------------
WTG AVG - TOTAL SECURED DEBT                                                          6.45                                                  8.08
-------------------------------------------------------------------------------------------                                     ------------------------------
WTD AVG - TOTAL PORTFOLIO                                                             6.35                                                  7.94
-------------------------------------------------------------------------------------------                                     ------------------------------

(*)     General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.

--------------------------------------------------------------------------------------------------------------------------------------------------------------
                                FREE & CLEAR PROPERTIES                                                                       FIXED RATE
----------------------------------------------------------------------------------------
1600 East Avenue                                       164   Muncy - Holiday Square     23                      MATURING DEBT SCHEDULE
                                                                                       -----------------------------------------------------------------------
1600 Elmwood                                           210   Maple Tree                 84                            MATURING       WTD AVG         Percent of
Arbor Crossing                                         134   Northgate Manor           224       YEAR                   DEBT           RATE            Total
Beechwood Gardens                                      160   Rider Terrace              24       2003         10,820,258               8.25            0.85%
Brook Hill                                             192   Sherwood House              6       2004         17,127,791               5.91            1.34%
Cedar Glen                                             110   South Bay Manor            61       2005         15,317,104               8.38            1.20%
Coventry Village                                        94   The Colony                783       2006         75,407,514               7.09            5.89%
East Hill Gardens                                       33   The Lakes                 434       2007         168,758,025              5.57            13.19%
Gardencrest                                             60   The Sycamores             185       2008         163,764,998              6.68            12.80%
                                                       173   West Springfield
Glen Brook                                                   Terrace                   244       2009         49,663,117               5.53            3.88%
Hawthorne Estates                                       26   Weston Gardens            242       2010         209,739,245              6.02            16.39%
                                                                                                 2011         197,849,835              6.65            15.46%
Total Free and Clear Properties:                        22   Units:                  3,666       2012         143,100,242              5.57            11.18%
---------------------------------------------------------------------------------------
                                                                                              2013-2036    228,203,591              7.01            17.83%

                                                                                              TOTAL        $1,279,751,721           6.50           100.00%

Home Properties of New York, Inc.
December 31, 2002 Supplemental Information

Net Asset Value Calculation

Cap Rate (after 3% G & A, before capital expenditures)                    8.25%          8.50%          8.75%         9.00%          9.25%

4th QTR 2002
Rent                                                                   101,809        101,809        101,809        101,809       101,809
Property other income (without GP interest effect)                     3,656          3,656          3,656          3,656         3,656
Operating & maintenance expense                                        (44,327)       (44,327)       (44,327)       (44,327)      (44,327)
                                                                       ---------      ---------      ---------      ---------     ---------
Property NOI                                                           61,138         61,138         61,138         61,138        61,138
Adjustment for 4th QTR acquisitions                                    662            662            662            662           662
                                                                       ---------      ---------      ---------      ---------     ---------
Effective 4th QTR "run rate"                                           61,800         61,800         61,800         61,800        61,800

Annualized (4th qtr = 25.2% due to seasonality)                        245,238        245,238        245,238        245,238       245,238
NOI growth for next 12 months @ 4%                                     9,810          9,810          9,810          9,810         9,810
                                                                       ---------      ---------      ---------      ---------     ---------
Adjusted NOI                                                           255,047        255,047        255,047        255,047       255,047
                                                                       -
Real estate value using above cap rate                                 3,091,479      3,000,553      2,914,823      2,833,856     2,757,265
Property Management activities                                         -
  (2002 YTD EBITDA  / 20%)                                             3,205          3,205          3,205          3,205         3,205
Cash                                                                   8,782          8,782          8,782          8,782         8,782
Other assets                                                           107,490        107,490        107,490        107,490       107,490
Less:
  Deferred charges                                                     (9,093)        (9,093)        (9,093)        (9,093)       (9,093)
  Intangible                                                           (3,562)        (3,562)        (3,562)        (3,562)       (3,562)
                                                                       ---------      ---------      ---------      ---------     ---------
Gross value                                                            3,198,301      3,107,375      3,021,645      2,940,678     2,864,087
Less liabilities & perpetual preferred stock                           (1,456,963)    (1,456,963)    (1,456,963)    (1,456,963)   (1,456,963)
Net Asset Value                                                        1,741,338     $  1,650,412   $1,564,682     $1,483,715    $  1,407,124
                                                                       =========     ============   ==========     ==========    ============

Per share/unit - fully diluted                                        $  37.28       $  35.33       $  33.49       $  31.76      $  30.12
                                                                       ---------      ---------      ---------      ---------     ---------
               46,715.4      shares

After adjusting for below average occupancy for the quarter
  of 92.2% verses more "typical" 94%                                  $  39.39       $  37.38       $  35.48       $  33.70      $  32.00
                                                                       ---------      ---------      ---------      ---------     ---------

-------------------------------------------------------------------------------------------------------------------------------------------------
Economic CAP rate (after cap ex reserve of
  $525 per unit)                                                               7.54%          7.77%          8.00%         8.23%           8.45%

-------------------------------------------------------------------------------------------------------------------------------------------------

Adjustment for Acquisitions
                                                                                        Initial                      # of days
                                                                                      Unleveraged     Quarterly       Missing
Property                      Units        Region          Price          Date          Return           NOI        In Quarter        Adj
Wallace Portfolio              224    NY-Hudson         12,800            10/11/2002           7.1%  227            10            25
W. Springfield Terrace         244    NoVA/DC           34,200            11/18/2002           7.1%  607            48            324
The Sycamores                  185    NoVA/DC           20,300            12/16/2002           7.3%  370            76            313
                                                                                                                                  ---
                                                                                                                                  662

Reconcilation to financial statements:                                                   Other          O & M
                                                                          Rent          Income         Expense
Per financial statement                                                101,486        3,054          (44,199)
Remove GP interest income included in other income                                    591
Add back properties classified as discontinued operations
  still owned at December 31, 2002                                     323            11             (128)
                                                                       -------        -----          -------

Proper run rate before acquisitions                                    101,809        3,656          (44,327)
                                                                       =======        =====          =======

Operating expenses now include a charge for G & A, so NAV calculation does not need additional allocation.

Home Properties of NY, Inc.December
31, 2002 Supplemental Information

Recurring Capital Expenditure Summary

The Company has a policy to capitalize costs related to the acquisition, development, rehabilitation, construction, and improvement of properties. Capital improvements are costs that increase the value and extend the useful life of an asset. Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/ bath cabinets, new roofs, site improvements and various exterior building improvements. Non- recurring upgrades include, among other items: community centers, new windows, and kitchen/ bath apartment upgrades. The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table below is a list of the items that management considers recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment. Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                                     Maintenance
                                                                     Capitalized       Expense           Total
                                         Capitalized                 Expenditure       Cost per        Cost per
                                           Cost per       Useful       Per Unit          Unit            Unit
Category                                     Unit        Life(1)     Per Year(2)     Per Year(3)       Per Year
---------------------------------------------------------------------------------------------------------------------
Appliances                                  $1,000           18          $  55            $  5           $  60
Blinds/Shades                                  130            6             22               6              28
Carpets/cleaning                               840            6            140              97             237
Computers, equipment, misc.(4)                 120            5             22              29              51
Contract repairs                                 -            -              -             102             102
Exterior painting (5)                           84            5             17               1              18
Flooring                                       250            8             31               -              31
Furnace/Air (HVAC)                             765           24             32              43              75
Hot water heater                               130            7             19               -              19
Interior painting                                -            -              -             138             138
Kitchen/bath cabinets                        1,100           25             44               -              44
Landscaping                                      -            -              -             106             106
New roof                                       800           23             35               -              35
Parking lot                                    400           15             27               -              27
Pool/ Exercise facility                        100           15              7              23              30
Windows                                        980           36             27               -              27
Miscellaneous (6)                              705           15             47              40              87
                                             -----           --             --                              --
Total                                       $7,404                        $525            $590          $1,115
                                            ======                        ====            ====          ======

(1)Estimated weighted average actual physical useful life of the expenditure capitalized.

(2)This amount is not necessarily incurred each and every year. Some years will be higher, or lower depending on the timing of certain longer life expenditures.

(3)These expenses are included in the Operating and maintenance line item of the Consolidated Statement of Operations. Maintenance labor costs are not included in the $590 per unit maintenance estimate. All personnel costs for site supervision, leasing agents, and maintenance staff are combined and disclosed in the Company’s same- store expense detail schedule. The annual per unit cost of maintenance staff would add another $570 to expenses and total cost figures provided.

(4)Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)The level of exterior painting may be lower than other similar titled presentations as the Company’s portfolio has a significant amount of brick exteriors. In addition, other exposed exterior surfaces are most often covered with aluminum or vinyl.

(6)Includes items such as; balconies, siding, and concrete/sidewalks.

In reviewing the breakdown of costs above, one must consider the Company’s unique strategy in operating apartments, which has been to improve every property every year regardless of age. Another part of its strategy is to purchase older properties and rehab and reposition them to enhance internal rates of return. This strategy results in higher costs of capital expenditures and maintenance costs which is more than justified by higher revenue growth, higher net operating income growth and a higher rate of property appreciation.

Home Properties of NY, Inc.December
31, 2002 Supplemental Information

Capital Expenditure Summary

The Company estimates that during the three-months and year ended December 31, 2002, approximately $131 and $525 per unit was spent on recurring capital expenditures, respectively. The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring, revenue generating capital improvements as follows:

                                For the three-month period ended December 31, 2002
                                       (in thousands, except per unit data)

                                                     Non-                    Total
                              Recurring            Recurring                Capital
                               Cap Ex   Per Unit(a)    Cap Ex   Per Unit(a)  Improvements  Per Unit(a)
New Buildings                    $  -       $  -      $  219     $  5       $  219        $  5
Major building improvements       944         23       4,890      118        5,834         141
Roof replacements                 361          9         170        4          531          13
Site improvements                 346          8       3,040       73        3,386          81
Apartment upgrades                681         16      10,815      261       11,496         277
Appliances                        566         14         832       20        1,398          34
Carpeting/Flooring              1,775         43       1,729       42        3,504          85
HVAC/Mechanicals                  523         12       3,605       87        4,128          99
Miscellaneous                     232          6         445       11          677          17
                               ------       ----     -------     ----      -------        ----
Totals                         $5,428       $131     $25,745     $621      $31,173        $752
                               ======       ====     =======     ====      =======        ====
(a)	Calculated using the weighted average number of units outstanding, including 34,464 core units, 2001 acquisition units of 2,820 and 2002 acquisition units of 4,187 for the three-months ended December 31, 2002.

                                       For the year-ended December, 31 2002
                                       (in thousands, except per unit data)

                                                      Non-                   Total
                              Recurring            Recurring                Capital
                               Cap Ex   Per Unit(a)  Cap Ex   Per Unit   Improvements  Per Unit(a)
New Buildings                     $  -       $  -   $  4,018    $  102     $  4,018       $  102
Major building improvements      3,591         93     17,325       439       20,916          532
Roof replacements                1,372         35      2,607        66        3,979          101
Site improvements                1,315         33     10,658       270       11,973          303
Apartment upgrades               2,591         66     34,141       865       36,732          931
Appliances                       2,152         55      2,609        66        4,761          121
Carpeting/Flooring               6,756        171      5,026       127       11,782          298
HVAC/Mechanicals                 1,990         50     10,980       278       12,970          328
Miscellaneous                      884         22      2,905        74        3,789           96
                               -------       ----    -------    ------     --------       ------
Totals                         $20,651       $525    $90,269    $2,287     $110,920       $2,812
                               =======       ====    =======    ======     ========       ======

    (a)        Calculated using the weighted average number of units outstanding, including 34,464 core units, 2001 acquisition units of 2,820 and 2002 acquisition units of 2,170 for the year-ended December 31, 2002.

Home Properties of NY, Inc.December
31, 2002 Supplemental Information

Capital Expenditure Summary

The schedule below summarizes the breakdown of total capital improvements between core and non-core as follows:

                                For the three-month period ended December 31, 2002
                                       (in thousands, except per unit data)

                                                                Non-                   Total
                                        Recurring             Recurring               Capital
                                         Cap Ex     Per Unit   Cap Ex   Per Unit    Improvements    Per Unit
Core Communities                            $4,510     $131    $17,738    $  515       $22,248         $  646
2002 Acquisition Communities                   548      131      4,586     1,095         5,134          1,226
2001 Acquisition Communities                   370      131      3,421     1,214         3,791          1,345
                                            ------     ----    -------    ------       -------         ------
Sub-total                                    5,428      131     25,745       621        31,173            752
2002 Disposed Communities                      191      131          -         -           191            322
Corporate office expenditures (1)                -        -          -         -           737              -
                                            ------     ----    -------    ------       -------         ------
                                            $5,619     $131    $25,745    $  621       $32,101         $  726
                                            ======     ====    =======    ======       =======         ======

                                       For the year-ended December 31, 2002
                                       (in thousands, except per unit data)

                                                                Non-                   Total
                                        Recurring             Recurring               Capital
                                         Cap Ex     Per Unit   Cap Ex   Per Unit    Improvements    Per Unit
Core Communities                          $18,109      $525    $71,153    $2,065      $  89,262        $2,590
2002 Acquisition Communities                1,140       525      7,800     3,595          8,940         4,120
2001 Acquisition Communities                1,402       525     11,316     3,984         12,718         4,509
                                          -------      ----    -------    ------       -------         ------
Sub-total                                  20,651       525     90,269     2,287        110,920         2,812
2002 Disposed Communities                     379       525        784     1,085          1,163         1,610
Corporate office expenditures (1)               -         -          -         -          3,856             -
                                          -------      ----    -------    ------       -------         ------
                                          $21,030      $525    $91,053    $2,264       $115,939        $2,789
                                          =======      ====    =======    ======       ========        ======

(1)No distinction is made between recurring and non- recurring expenditures for corporate office.

Home Properties of New York, Inc.December
31, 2002 Supplemental Information

2003 Earnings Guidance

                                                                 Q1             Q2             Q3             Q4            Year
FFO per share                                                $.60 - $.62    $.75 - $.78    $.81 - $.83    $.75 - $.78   $2.91 - $3.01

Assumptions for mid-point of guidance:
Same store revenue growth                                             2.6%           3.8%           4.2%           4.3%           3.7%

Same store expense growth                                             6.6%           6.9%           3.2%           3.7%           5.1%

Same store NOI growth                                                -0.2%           2.0%           3.6%           4.3%           2.5%

NOI growth by region:
    New Jersey, Long Island, Lower Hudson                                                                                         4.4%
    Mid-Atlantic (Baltimore/Washington)                                                                                           3.7%
    Philadelphia                                                                                                                  0.6%
    Detroit                                                                                                                      -0.9%
    Chicago                                                                                                                       2.6%
    Upstate NY                                                                                                                   -0.9%

Same store 2003 economic occupancy                                   90.3%          92.0%          92.8%          91.1%          91.6%
Same store 2002 economic occupancy                                   91.0%          92.3%          93.2%          92.0%          92.1%
Difference in occupancy                                              -0.8%          -0.3%          -0.4%          -0.9%          -0.6%
Acquisitions $250 million Dispositions $100 million